EQ ADVISORS TRUSTSM

AXA/AB Dynamic Aggressive Growth Portfolio – Class IB Shares

SUPPLEMENT DATED FEBRUARY 27, 2018 TO THE SUMMARY PROSPECTUS DATED

NOVEMBER 1, 2017

This Supplement updates certain information contained in the Summary Prospectus dated November 1, 2017, of the AXA/AB Dynamic Aggressive Growth Portfolio, a series of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio managers for the following Portfolio:

AXA/AB Dynamic Aggressive Growth – Class IB Shares

(the “Portfolio”)

Vadim Zlotnikov no longer serves as a member of the team that is responsible for the securities selection, research and trading for the Portfolio.

References to Vadim Zlotnikov contained in the Portfolio’s Summary Prospectus are hereby deleted in their entirety.